UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 29, 2004

                               AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         000-50397                                       51-0309588
  (Commission File Number)                   (IRS Employer Identification No.)

  2300 BUCKSKIN ROAD, POCATELLO, IDAHO                     83201
(Address of Principal Executive Offices)                 (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit 99.1    Press release issued by AMIS Holdings, Inc. on
                         July 29, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         (a) On July 29, 2004, AMIS Holdings, Inc. issued a press release announcing results for the fiscal quarter ended June 26, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMIS HOLDINGS, INC.

Date: July 29, 2004                     By: /s/ David Henry
                                        ----------------------------------------
                                        Name:  David Henry
                                        Title: Senior Vice President and Chief
                                               Financial Officer